EXHIBIT 10.26



                                    SCHEDULE

                    Information on 14 substantially identical
                 Deeds of Trust (with respect to Exhibit 10.16)
                          dated as of December 12, 2000
                  with First Union National Bank as Beneficiary



                                                                                     Principal Amount of
Apartment Property                              Grantor                                     Debt Secured
------------------                              -------                                     ------------

Arbor Trace                                     CRIT-VA, Inc.                                  5,000,000
Virginia Beach, VA

Ashley Park                                     CRIT-VA, Inc.                                  9,500,000
Richmond, VA

The Gables                                      CRIT-VA, Inc.                                  8,000,000
Glen Allen, VA

Trolley Square                                  CRIT-VA, Inc.                                  9,500,000
Richmond, VA

Trophy Chase                                    CRIT-VA, Inc.                                 15,000,000
Charlottesville, VA

Heatherwood                                     CRIT-NC II, LLC                               16,250,000
Charlotte, NC

Summerwalk                                      CRIT-NC II, LLC                                6,000,000
Concord, NC

The Arbors on Forest Ridge                      CAC Limited Partnership                        6,250,000
Bedford, TX

Brandywine Park (Cutter's Point)                CAC Limited Partnership                        6,250,000
Richardson, TX




                                                                                     Principal Amount of
Apartment Property                              Grantor                                     Debt Secured
------------------                              -------                                     ------------

Eagle Crest                                     CAC Limited Partnership                       15,000,000
Irving, TX

Remington Hills at Las Colinas                  CAC Limited Partnership                       14,250,000
Irving, TX

Sierra Ridge                                    CAC Limited Partnership                        4,750,000
San Antonio, TX

Timberglen                                      CAC Limited Partnership                        9,500,000
Dallas, TX

Toscana                                         CAC Limited Partnership                        5,250,000
Dallas, TX
